Exhibit 10.25

6-1162-IRS-0185

United Air Lines, Inc.

P. O. Box 60100

Chicago, IL 60601

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Inspection and Acceptance Process

Reference:	Aircraft General Terms Agreement (AGTA) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer); and

Purchase Agreement No. 3427 (Purchase Agreement) between Boeing and Customer relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The 787 customer inspection program is similar to other Boeing commercial customer inspection systems with modifications, which are required to support the shortened manufacturing cycle of the 787. The 787 inspection process is identified in the Customer Quality Support document D016Z010-01, Revision B, dated November 24, 2009. Notwithstanding the provisions in Article 5.2 of the AGTA, the following additional provisions below are provided to Customer with respect to the 787 inspection process. Representations, warranties, indemnities and agreements of Boeing made in the AGTA or the Purchase Agreement shall not be affected or deemed waived by reason of any investigation made by Customer pursuant to this Letter Agreement.

In accordance to the Customer Quality Support document in Attachment A hereto, Boeing’s customer inspection process will reasonably accommodate Customer’s inspection of the 787 Aircraft during the manufacturing process.

Promptly upon the completion of its manufacture in accordance with the Detail Specification and upon completion of the demonstration flights provided for in Article 5 of the AGTA, each Aircraft shall be submitted at Boeing’s plant for final inspection and acceptance by Customer. Upon completion of Customer’s final [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], both parties reserve all rights under the Purchase Agreement and at law. If Boeing concurs with Customer’s [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Inspection and Acceptance Process

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-IRS-0185

Boeing will promptly proceed to correct the conditions which were specified [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Customer and with which Boeing concurred, unless otherwise mutually agreed. Upon correction of such conditions, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If during any flight or test as herein required, any of the Aircraft or any accessory, equipment or part hereon shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] comply with the Detail Specification or shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and the parties have not otherwise mutually agreed upon a solution, Boeing shall promptly [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from and against all claims and liabilities, including all expenses [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer’s observers.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Inspection and Acceptance Process

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-IRS-0185

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Inspection and Acceptance Process

BOEING / UNITED PROPRIETARY

Attachment A to Letter Agreement 6-1162-IRS-0185

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement

6-1162-IRS-0185

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Inspection and Acceptance Process

BOEING / UNITED PROPRIETARY